Utz Brands, Inc. F O U R T H Q U A R T E R A N D F U L L - Y E A R 2 0 2 2 E A R N I N G S P R E S E N T A T I O N M A R C H 2 , 2 0 2 3

UTZ BRANDS, INC. Q4 2022 Earnings Presentation 2 Disclaimer Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic, future plans for the Utz Brands, Inc. (“the Company”), the estimated or anticipated future results and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, the effects of inflation or supply chain disruptions, statements regarding the Company’s project balance sheet and liabilities, including net leverage, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors’ that result in the Company’s products not suitably differentiated from the products of their competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”), which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 1, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted SD&A, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non- GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview H O W A R D F R I E D M A N C H I E F E X E C U T I V E O F F I C E R UTZ BRANDS, INC. Q4 2022 Earnings Presentation

My Early Observations of Utz “I’m thrilled to be leading Utz at such an exciting time in our growth journey, and I look forward to building on our strong 100-year foundation.” —Howard Friedman, Utz CEO Unique culture with a strong work ethic and “pleased but not satisfied” mindset Critical investments in Integrated Business Management (“IBM”), revenue management, productivity, and technology, are in early innings, and have well-positioned the Company for future growth Hybrid go-to-market model is a real strategic asset Opportunity to increase marketing investments over time to drive consumer demand Very confident in in our short, medium, and long-term margin opportunity UTZ BRANDS, INC. Q4 2022 Earnings Presentation 4

Strong Execution in 2022 and Building Momentum ▪ Drove market share gains in the grocery and c-store channels, and across potato chips and pretzels ▪ Implemented pricing initiatives to help offset historically high inflation ▪ Increased market penetration into growth geographies with national grocer expansions ▪ Launched our Zapp’s® Sinfully-Seasoned™ Pretzel Stix ▪ Delivered productivity target of 3% of cost of goods sold ▪ Integrated all recent acquisitions onto one ERP platform Organic Net Sales growth+16% Power Brands Retail Sales growth+17% In Salty Snack Category Gained Share Across all three Utz geographies Double-Digit Growth Adjusted EBITDA growth+9% UTZ BRANDS, INC. Q4 2022 Earnings Presentation 5 Fiscal 2022 vs. Fiscal 2021 Highlights Source: IRI Total US MULO-C, custom Utz Brands hierarchy, 52-weeks ended 1/1/2023; % YoY Growth compared to the comparable period in the prior year on a pro forma basis. Note: Organic Net Sales and Adjusted EBITDA are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

Summary of Fourth Quarter 2022 Results Organic Net Sales growth of 15.9% ▪ Excludes the negative impact of Independent Operator (“IO”) route conversions and positive impact of acquisitions ▪ Price/Mix +17.9% and Volume -2.0% Gross margin improvement represents effects from pricing actions offsetting significant inflation ▪ Benefits from inflation-justified pricing actions ▪ Estimate IO conversions adversely impacted Adjusted Gross Margin by approximately 100 bps 35.8% 36.5 % Adj. Gross Profit (% margin)Net Sales ($ in M) ($ in M) Adj. EBITDA (% margin) ($ in M) Note: Organic Net Sales, Adjusted Gross Profit, and Adjusted EBITDA, are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. UTZ BRANDS, INC. Q4 2022 Earnings Presentation 6 37.7 44.1 4Q’21 4Q’22 +17% 300.9 354.7 4Q’21 4Q’22 +18% 103.5 129.7 4Q’21 4Q’22 +25% 34.4% 36.6% 12.4% 12.5%

4th Consecutive Quarter of Double-Digit Consumption Growth

TOTAL UTZ BRANDS RETAIL SALES GROWTH	THREE LARGEST POWER BRANDS	
14.3% IN 4Q'22	**Double-digit growth** IN 4Q'22	**~75%** OF TOTAL 4Q'22 RETAIL SALES

% of Total Retail Sales
(13-Weeks Ended 1/1/23)


All other brands
26%
5%
18%
51%
+70%
YoY Growth
+10%
YoY Growth
+16%
YoY Growth

Retail Sales Year-over-Year Growth
(13-Weeks Ended 1/1/23)


15.1%
14.3%
15.1%
9.4%
Total Salty Category
Total Utz Brands
Utz Power Brands
Utz Foundation Brands

Source: Retail sales are IRI Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 1/1/2023; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.

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Q4 2022 Earnings Presentation 7

4Q'22 Retail Sales by Sub-Category

- **Strong double-digit growth** across Potato Chips and Pretzels
- **Robust Potato Chip growth** led by strength across Grocery, Mass, and C-store channels
- **Tortilla Chip and Cheese Snacks share performance impacted** by lapping strong performance in the Mass Channel in the prior year
- **Salsa and Queso continue to outperform** the sub-category reaching $100M in annualized retail sales

Sub-Category Retail Sales Year-over-Year Growth
(13-Weeks Ended 1/1/23)



Potato Chips
13.6%
24.8%
Tortilla Chips
15.9%
8.5%
Pretzels
19.4%
20.6%
Cheese Snacks
12.4%
2.6%
Pork Rinds
-4.5%
-15.5%
Salsa
6.1%
18.9%
Queso
12.4%
30.7%
Total Sub-Category
Utz BRANDS

Source: Retail sale are IRI Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 1/1/2023; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.

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4Q'22 Retail Sales by Geography

- **Strong growth in the Core** for On The Border® and Zapp's®
- **Share gains in Emerging** led by Utz® and Zapp's®
- **Expansion share performance** particularly impacted by Mass channel

Geographic Channel Retail Sales Year-over-Year Growth
(13-Weeks Ended 1/1/23)



CORE
EMERGING
EXPANSION
15.9%
14.2%
14.5%
14.4%
20.8%
21.6%
14.7%
8.3%
9.9%
Total Salty Snacks
Utz Brands
Utz Brands Power Brands

Source: Retail sales are IRI Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 1/1/2023; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.

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UTZ BRANDS, INC. Q4 2022 Earnings Presentation Financial Performance A J A Y K A T A R I A C H I E F F I N A N C I A L O F F I C E R

Full Year 2022 Financial Results Summary Note: Organic Net Sales, Adjusted SD&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. FY’22 FY’21 YoY Change In $ millions, except per share amounts 52-weeks ended January 1, 2023 52-weeks Ended January 2, 2022 Net Sales 1,408.4 1,180.7 +19.3% Organic Net Sales 1,364.2 1,180.7 +15.5% Adj. Gross Profit 504.1 425.2 +18.6% % of net sales 35.8% 36.0% (22 bps) Adj. SD&A Expense 333.3 271.8 +22.6% % of net sales 23.7% 23.0% (65 bps) Adj. EBITDA 170.5 156.2 +9.2% % of net sales 12.1% 13.2% (112 bps) Adj. Net Income 77.7 80.3 (3.2%) Adj. EPS $0.55 $0.57 (3.5%) UTZ BRANDS, INC. Q4 2022 Earnings Presentation 11

UTZ BRANDS, INC. Q4 2022 Earnings Presentation 12 Fourth Quarter Financial Results Summary Note: Organic Net Sales, Adjusted SD&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. 4Q’22 4QFY’21 YoY Change In $ millions, except per share amounts 13-weeks ended January 1, 2023 13-weeks Ended January 2, 2022 Net Sales 354.7 300.9 +17.9% Organic Net Sales 348.9 300.9 +15.9% Adj. Gross Profit 129.7 103.5 +25.3% % of net sales 36.6% 34.4% +217 bps Adj. SD&A Expense 85.7 66.2 +29.5% % of net sales 24.2% 22.0% (216 bps) Adj. EBITDA 44.1 37.7 +17.0% % of net sales 12.4% 12.5% (9 bps) Adj. Net Income 21.5 16.0 +34.4% Adj. EPS $0.15 $0.11 +33.1% “Our fourth quarter Organic Net Sales and Adjusted EBITDA results were better than we expected, as consumer demand remains strong, and we expanded our gross margins +220 basis points versus the prior year.” —Ajay Kataria, Utz CFO

UTZ BRANDS, INC. Q4 2022 Earnings Presentation 13 ▪ Total net sales growth of 17.9% and Organic Net Sales growth of +15.9% ▪ Price/mix improvement as a result of inflation- justified actions in fiscal 2022 ▪ Organic volume growth impacted by SKU rationalization across the portfolio, in particular reductions in private label and certain partner brands ▪ Impact from conversion of company-owned direct store delivery (“DSD”) routes to IOs of (1.0%) 4Q’22 Net Sales Bridge 4Q’22 Net Sales YoY Growth Decomposition (1) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes. 4Q’22 Total Net Sales Growth 4Q’22 Organic Net Sales Growth Price/Mix Volume -2.0% 3.0% Acquisitions -1.0% IO Conversions 15.9% 17.9% 17.9% (1) Note: Organic Net Sales is a Non-GAAP financial measure. Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

4Q’22 Adjusted EBITDA Margin Decomposition UTZ BRANDS, INC. Q4 2022 Earnings Presentation 14 ▪ Pricing and productivity fully offset higher gross input cost inflation – Benefits from inflation-justified pricing actions – Momentum increasing on productivity initiatives ▪ Increase in Selling & Admin expense primarily impacted by: – Higher accruals for incentive compensation – Increased investments in our people, brands, selling infrastructure, and supply chain capabilities to support growth 4Q’22 Adjusted EBITDA Margin Bridge (1) Includes Distribution Expense -2.2% Productivity4Q’21 17.9% Price/Mix 1.8% Selling & Admin Exp -17.6% Inflation 4Q’22 12.5% 12.4% (1) Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

Executed FY'22 Programs to Enhance Margins

SKU Rationalization
Eliminated more than 350 SKUs primarily focused on private label and certain partner brands with program ongoing

Revenue Management Capabilities
Drove price pack architecture programs, improving mix management, and optimizing trade spend

Productivity Programs
Focused on manufacturing efficiencies, logistics, network optimization, packaging design, and product formulation

Supply Chain Capabilities
Improved customer service and order fill rates by establishing Integrated Business Management ("IBM") processes

M&A Cost Synergies From Recent Acquisitions
Drove expected cost synergies and all recent acquisitions now fully integrated to a common ERP platform

Note: Adjusted EBITDA Margin is a Non-GAAP financial measure.
See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

Adjusted EBITDA Margin
(as % of Net Sales)

Sequentially lower margins in Q4 is in-line with normal seasonality



10.7%
12.1%
13.1%
12.4%
1Q'22
2Q'22
3Q'22
4Q'22

Productivity(1)
(Annual Savings as % of COGS)



1%
~2%
3%
3–4%
2020 Actual
2021 Actual
2022 Actual
2023E

1) Excluding FY2020 and FY2021 acquisitions.

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UTZ BRANDS, INC. Q4 2022 Earnings Presentation 16 Cash Flow and Balance Sheet Highlights Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Includes Term Loan, ABL Facility and Capital Leases. Capital Leases include equipment term loans and excludes the impact of step-up accounting. (2) Net Leverage Ratio is a Non-GAAP financial measures and is based on Normalized Adjusted EBITDA of $170.7M, before giving effect to identified, unrealized acquisition integration-related cost savings of $7.9M. As of January 1, 2023 Cash Flow Highlights 52-Weeks Ended January 1, 2023 Net Cash Flows from Operations Impacted by $23M buyout of multiple third-party DSD rights treated as contract termination costs and booked as an SD&A expense per GAAP $48.2M Capital Expenditures Kings Mountain facility purchase of $38.4M was booked as a capital expenditure per GAAP; funded with $10.4M in cash and sale of $28M of Class A Common Stock to Benestar Brands in a private placement $88.0M Balance Sheet Highlights As of January 1, 2023 Cash and Cash Equivalents $72.9M Gross Debt(1) $933.2M Net Debt $860.3M Net Leverage Ratio(2) 5.0x

Strong Liquidity and No Significant Debt Maturities Until 2028

- **On October 12, 2022, issued new real estate senior secured term loan of $88M**
  - Fixed rate at ~6% via interest rate swap
  - Proceeds used to pay down outstanding ABL in full, pay fees and expenses, and put cash on the balance sheet
- **% of Total fixed rate debt increased**
  - ~70% of long-term debt fixed at ~4.5% via interest rate swaps
- **Liquidity significantly enhanced**
  - As of January 1, 2023, liquidity of ~$236M with ABL availability of ~$163M
- **Covenant-lite debt structure**
  - No financial maintenance covenants on Term Loan B
  - ABL springing covenant FCCR 1.0x required minimum—only triggered if excess availability (as defined) is less than the greater of 10% of the line cap (as defined) or $13M

Debt Maturities Schedule *(in $M as of 1/1/23[1])*


779
279
500
88
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
Term Loan B (fixed)
Term Loan B (floating)
Real Estate Term Loan B (fixed)

(1) Maturities represent Term Loan B and ABL, and excludes equipment loans of $54.1M, capital leases of $11.0M, and deferred financing fees of $9.7M.

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UTZ BRANDS, INC. Fiscal 2023 Outlook Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Normalized GAAP basis tax expense, which excludes one-time items. Fiscal 2023 Growth versus Fiscal 2022 Actual Results Net Sales +3% to 5% Total growth +4% to 6% Organic growth ▪ Organic Net Sales growth led by price/mix and volumes consistent with fiscal 2022 ▪ IO route conversion negative impact of 1% on total net sales growth and expect IO route conversion to be substantially complete in 2H’23 ▪ Growth supported by increased marketing and innovation, and continued distribution gains, partially offset by the Company’s SKU rationalization program Adjusted EBITDA +6% to 10% growth ▪ Gross margin expansion to more than offset higher SD&A expenses ▪ Gross input cost inflation of high-single-digits with moderation in 2H’23 ▪ SD&A expense growth driven by higher advertising and marketing expenses, and capability and selling infrastructure investments Additional Assumptions: ▪ Effective tax rate of between 20% to 22%(1) ▪ Net interest expense of approximately $55M ▪ Capital expenditures of between $50M to $55M ▪ Net leverage below 4.5x at year-end fiscal 2023 Q4 2022 Earnings Presentation 18

UTZ BRANDS, INC. Q4 2022 Earnings Presentation Looking Ahead to 2023 H O W A R D F R I E D M A N C H I E F E X E C U T I V E O F F I C E R

Igniting Growth: Increasing our Working Media Investment +60% Working Media Investment Unlocking Growth Potential by Connecting with Consumers and Building on Momentum UTZ BRANDS, INC. Q4 2022 Earnings Presentation 20 Focusing on Power Brands Delivering what consumers CRAVE Unleashing Brands “In Real Life” Building momentum

2023 Innovation Focus on Flavor & Occasions New Seasonal Offerings and Assortments in Multipacks Capturing Occasions Scaling Zapp’s Seasoned Pretzels and Utz Peanut Butter-filled Pretzels Pretzels + Flavor Hot & Spicy Limited Time Offerings and Line Extensions On-Trend Flavors UTZ BRANDS, INC. Q4 2022 Earnings Presentation 21

UTZ BRANDS, INC. Q4 2022 Earnings Presentation 22 Building on Our Momentum with Focused Execution in 2023 Drive strong organic growth enabled by our resilient and recession-resistant Salty Snack sub-categories✓ Expand the reach of our Power Brands through increased advertising and enhanced innovation Increase supply chain and selling infrastructure investments to support growth and margin expansion Enhance our margins through our productivity and revenue management programs Generate stronger cash flow and reduce leverage to unlock further growth opportunities ✓ ✓ ✓ ✓

Appendix UTZ BRANDS, INC. Q4 2022 Earnings Presentation

UTZ BRANDS, INC. Q4 2022 Earnings Presentation 24 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s 4Q’22 earnings press release dated March 2, 2023.

UTZ BRANDS, INC. Q4 2022 Earnings Presentation 25 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s 4Q’22 earnings press release dated March 2, 2023.

UTZ BRANDS, INC. Q4 2022 Earnings Presentation 26 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s 4Q’22 earnings press release dated March 2, 2023.

Q4 2022 Earnings Presentation 27UTZ BRANDS, INC. Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s 4Q’22 earnings press release dated March 2, 2023.

UTZ BRANDS, INC. Q4 2022 Earnings Presentation 28 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s 4Q’22 earnings press release dated March 2, 2023.

Utz Geographic Classifications


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI
Core
Emerging
Expansion

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